Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Amendment No. 3 to the Annual Report of New Enterprise Stone & Lime Co., Inc. (the “Company”) on Form 10-K/A for the year ended February 28, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K”), I, Albert L. Stone, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(i)     the Form 10-K fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(ii)    the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 20, 2013

/s/ Albert L. Stone
Albert L. Stone
Senior Vice President and Chief Financial Officer